SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 21, 2004

STEPAN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4462	36-1823834
(Commission File Number)	(I.R.S. Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois	60093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 446-7500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2004, the Board of Directors of Stepan Company (“Stepan”) approved an amendment to the Stepan Company 2000 Stock Option Plan (the “Plan”), previously approved by stockholders at the Stepan 2000 Annual Meeting of Stockholders, to allow the Board of Directors to accelerate the vesting requirement of any outstanding awards issued pursuant to the Plan. A copy of the amendment to the Plan is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Any stock options issued pursuant to the Plan will be evidenced by stock option agreements in the forms attached as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

In addition, in connection with the amendment to the Plan described above, the Board of Directors of Stepan approved the amendment of stock option agreements for stock options granted to employees on April 29, 2003, September 8, 2003, February 10, 2004 and December 21, 2004, under the stock option agreements dated as of these respective dates, that said options shall become exercisable on such date that the average of the opening price and the closing price of the Stock as reported on the New York Stock Exchange reaches its lowest price during the period December 21, 2004 through December 31, 2004.

The amendments to the stock option agreements provide that the options granted to Frank Pacholec on April 29, 2003, and scheduled to become exercisable on April 29, 2005, as well as the options granted to F. Quinn Stepan, F. Quinn Stepan, Jr., James E. Hurlbutt, Frank Pacholec, John V. Venegoni, Robert J. Wood and Anthony J. Zoglio on February 10, 2004, and scheduled to become exercisable on February 10, 2006, will instead become exercisable on the date that the average of the opening price and the closing price of the Stock as reported on the New York Stock Exchange reaches its lowest price during the period December 21, 2004 through December 31, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Amendment to Stepan Company 2000 Stock Option Plan

10.2	Form of Incentive Stock Option Agreement under Stepan Company 2000 Stock Option Plan

10.3	Form of Non-Qualified Stock Option Agreement under Stepan Company 2000 Stock Option Plan

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

By:	/s/ Kathleen M. Owens
Kathleen M. Owens Assistant Secretary

Date: December 23, 2004

3

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Stepan Company 2000 Stock Option Plan

10.2	Form of Incentive Stock Option Agreement under Stepan Company 2000 Stock Option Plan

10.3	Form of Non-Qualified Stock Option Agreement under Stepan Company 2000 Stock Option Plan

4